BBIF Money Fund

BBIF Treasury Fund

(each individually, a “Fund” and collectively, the “Funds”)

Supplement dated September 27, 2018 to the

Prospectus, Summary Prospectuses and Statement of Additional Information

of the Funds, each dated July 27, 2018, as supplemented to date

On September 26, 2018, the Board of Trustees of BBIF Money Fund and BBIF Treasury Fund (each individually, a “Fund” and collectively, the “Funds”) approved a proposal to close the Funds to share purchases and thereafter to liquidate the Funds. Accordingly, effective at the close of business on October 22, 2018, each Fund will no longer accept share purchase orders. On or about November 30, 2018 (the “Liquidation Date”), all of the assets of the Funds will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated.

Shareholders may continue to redeem their Fund shares at any time prior to the Liquidation Date. The Funds may not achieve their investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidations on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-BBIF-0918SUP